                      AMERICAN HONDA FINANCE CORPORATION
           Servicer's Certificate - Honda Auto Lease Trust 1999-A
      Distribution Date of April 17, 2000 for the Collection Period of
                  March 1, 2000 through March 31, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                         3,300,158,606.28

Servicer Advance                                                                                             -
Servicer Payahead                                                                                 7,383,934.30
Number of Contracts                                                                                    172,598
Weighted Average Lease Rate (Discounted)                                                                 9.05%
Weighted Average Lease Rate                                                                              6.29%
Weighted Average Remaining Term                                                                          30.48
Servicing Fee Percentage (annual)                                                                        1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                                2,851,612,142.63
Number of Current Contracts                                                                            162,290
Weighted Average Lease Rate (Discounted)                                                                 9.04%
Weighted Average Lease Rate                                                                              6.28%
Weighted Average Remaining Term                                                                          21.55
--------------------------------------------------------------------------------------------------------------
RESERVE FUND:
Initial Deposit Amount                                                                          115,274,540.12
Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                                 5.50%
Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                            181,145,705.90
Specified Reserve Fund Percentage (if Tests, i, ii or iii are not satisfied)                             6.50%
Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                         214,081,288.79

Beginning Balance                                                                               164,843,521.34
Net Investment Income Retained                                                                      831,506.30
Excess Reserve Amount Released                                                                               -
Deposit Amount                                                                                    5,901,666.88
Withdrawal Amount                                                                                            -
Ending Balance                                                                                  171,576,694.52
Specified Reserve Fund Balance                                                                  181,145,705.90
Net Investment Income                                                                               831,506.30

Cumulative Withdrawal Amount                                                                                 -
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CREDIT LOSSES:                                                                 VEHICLE COUNT       AMOUNT
                                                                               -------------       ------
Contracts Charged-off During the Collection Period                                   244
Discounted Principal Balance                                                                      4,260,137.74
Net Liquidation Proceeds for the Collection Period                                               (3,595,805.37)
Recoveries - Previously Charged-off Contracts                                                       282,350.25

     Aggregate Credit Losses for the Collection Period                                              381,982.12

Repossessions for the Collection Period                                                                    111
Cumulative Credit Losses for all Periods                                                          3,291,226.62

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                                                     0.32%
  First Preceding Collection Period                                                                      0.08%
  Current Collection Period                                                                              0.16%
--------------------------------------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
------------------------------
Three Month Average                                                                                      0.19%
Charge-off Rate Test (Test satisfied if < = 1.5%)                                               Test Satisfied
--------------------------------------------------------------------------------------------------------------


                                                                                                                     Discounted
DELINQUENT CONTRACTS:                                                                  Percent  Accounts  Percent  Priopa Balance
                                                                                       -------  --------  -------  --------------
31-60 Days Delinquent                                                                   0.66%     1,074     0.66%   18,793,260.16
61-90 Days Delinquent                                                                   0.10%       168     0.10%    2,949,881.95
Over 90 Days Delinquent                                                                 0.07%       121     0.08%    2,227,565.70
Total Delinquencies                                                                               1,363             23,970,707.81

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                        0.29%
  First Preceding Collection Period                                                                                         0.22%
  Current Collection Period                                                                                                 0.18%
---------------------------------------------------------------------------------------------------------------------------------
TEST (ii)(DELINQUENCY RATE TEST)
Three Month Average                                                                                                         0.23%
Delinquency Rate Test (Test satisfied if < = 1.5%)                                                                 Test Satisfied


------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                           VEHICLES
                                                                                      --------
Matured Lease Vehicle Inventory Sold                                                     38       668,848.57
Net Liquidation Proceeds                                                                         (655,075.42)
Net Residual Value (Gain) Loss                                                                     13,773.15
Cumulative Residual Value (Gain) Loss all periods                                                  43,379.71

                                                                                       Average         Average
                                                    Number       Scheduled   Sale    Net Liquidation  Residual
                                                     Sold        Maturities  Ratio      Proceeds        Value
MATURED VEHICLES SOLD FOR                           ------       ----------  -----   ---------------  ---------
EACH COLLECTION PERIOD:

  Second Preceding Collection Period                  5             14       35.71%   16,064.00       17,765.20
  First Preceding Collection Period                  17             16         100%   15,295.90       16,223.87
  Current Collection Period                          38             43       88.37%   17,238.83       17,601.28
  Three Month Average                                                                 16,199.58       17,196.78
                                                                                                      ---------

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                           94.20%
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Current Period
TEST (iii) (RESIDUAL VALUE TEST)                                                                       Amount/Ratio   Test Met?
------------------------------                                                                        --------------  ---------
a) Number of Vehicles Sold  > 45% of Scheduled Maturities and > = 500 Scheduled Maturities               88.37%          Yes
b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values                      94.20%          Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                                                         Test Satisfied
-------------------------------------------------------------------------------------------------------------------------------

SERVICER'S FEE DUE:                                                  AMOUNT
                                                                     ------
Prior Cumulative Servicer's Fee Shortfall                                       -
Servicer's Fee Due This Collectoin Period                            2,415,538.42
Servicer's Fee Paid                                                  2,415,538.42

Current Cumulative Servicer's Fee Shortfall                                     -
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
ADVANCES AND PAYAHEADS:                                              AMOUNT
                                                                     ------
ADVANCES
Prior Outstanding Servicer Advances                                  1,138,665.41
Net Advance/(Recovery) This Period                                     (27,566.24)
Nonrecoverable Prior Advances                                         (173,890.41)
Current Outstanding Servicer Advances                                  937,208.76
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                   7,278,671.20
Net Allocation/(Collections) of Advanced Payments This Period       (1,088,722.33)
Current Outstanding Payahead Balance                                 8,367,393.53
----------------------------------------------------------------------------------

                                                                              Securities     Class A1     Class A2      Class A3
                                                                Total       Balance (99.8%)   Balance      Balance      Balance
----------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections                             22,128,486.03  22,084,229.06

  Interest Related To Prepayments in Full                       302,606.99     302,001.78
  Interest Related To Full Term and Over Term Payoffs             1,647.51       1,644.21
  Interest Related to Reallocation Payments                       3,157.69       3,151.37
  Excess Liquidation Processes                                           -              -
  Recoveries                                                    282,350.25     281,785.55
     Available Interest                                      22,718,248.47  22,672,811.97
Principal
  Scheduled Principal Collections                            29,159,322.06  29,101,003.42
  Prepayments in Full                                        11,789,441.39  11,765,862.51
  Full Term and Over Term Payoffs                               878,072.19     876,316.05
  Reallocation Payment                                          278,133.71     277,577.44
  Net Liquidation Proceeds                                    4,250,880.79   4,242,379.03
     Available Principal                                     46,355,850.14  46,263,138.44

Withdrawal from Reserve Fund                                             -
Total of Sources for Distribution                            69,074,098.61

Distributions:
Interest
  Transferor interest                                            40,605,42
  Capped Trustee Fees                                                    -              -
  Class A Interest                                           13,615,187.76  13,615,187.76              -  1,734,729.42  2,033,333.33
  Class A Interest Carryover Shortfalls                                  -              -              -             -             -
  Class B Interest                                              365,750.00     365,750.00
  Class B Interest Carryover Shortfalls                                  -              -
  Class C Interest                                              379,500.00     379,500.00
  Class C Interest Carryover Shortfalls                                  -              -
  Capped Contingent and Excess Liability Premiums                        -              -
  Capped Origination Trust Administrative Expenses                       -              -
  Other Capped Trustee Fees                                              -              -
  Servicer's fee                                              2,415,538.42   2,410,707.34
  Unpaid Servicer's Fees Related to Prior Collection Periods             -              -
  Reserve Fund Deposit                                        5,901,666,88   5,901,666.88
  Certificate Interest                                                   -              -
  Certificate Interest Carryover Shortfall                               -              -
  Class A Covered Loss Amount                                            -              -              -             -             -
  Class A Note Principal Loss Amount/Class A Note Principal              -              -              -             -             -
  Carryover Shortfall                                                    -              -
  Class B Covered and Uncovered Loss Amount                              -              -
  Class C Covered and Uncovered Loss Amount                              -              -
  Class B Note Principal Loss Carryover Shortfall                        -              -
  Class C Note Principal Loss Carryover Shortfall                        -              -
  Certificate Principal Loss Amount/Certificate Principal                                                            -
  Carryover Shortfall                                                    -              -
  Uncapped Administrative Expenses (paid to the Trustees)                -              -
  Excess Interest to Transferor                                          -
    Total Distributions of Interest                          22,718,248.47  22,672,811.97              -  1,734,729.42  2,033,333.33

Principal
  Transferor Principal                                           92,711.70
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes      46,263,138.44  46,263,138.44              - 46,263,138.44
  Principal Distribution to A-5, B and C Notes                           -              -
  Principal Distribution to Certificates                                 -              -
     Total Distributions of Principal                        46,355.850.14  46,263,138.44              - 46,263,138.44

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                                          9,427,929.95              -             -             -
  Current Period Increase (Decrease)                                         1,267,178.97              -             -             -
  Ending Balance                                                            10,695,108.92              -             -             -
Note/Certificate Principal Loss Amount
  Beginning Balance                                           3,654,031.90   3,646,723.84              -             -             -
  Current Period Increase (Decrease)                            699,116.20     697,717.97              -             -             -
  Ending Balance                                              4,353,148.11   4,344,441.81              -             -             -



                                                                 Class A4     Class A5     Class B      Class C
                                                                 Balance      Balance      Balance      Balance
------------------------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections
  Interest Related To Prepayments in Full
  Interest Related To Full Term and Over Term Payoffs
  Interest Related to Reallocation Payments
  Excess Liquidation Processes
  Recoveries
     Available Interest
Principal
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
     Available Principal

Withdrawal from Reserve Fund
Total of Sources for Distribution

Distributions:
Interest
  Transferor interest
  Capped Trustee Fees
  Class A Interest                                             5,375,000.00  4,472,125.00
  Class A Interest Carryover Shortfalls                                   -             -
  Class B Interest                                                                         365,750.00
  Class B Interest Carryover Shortfalls                                                             -
  Class C Interest                                                                                      379,500.00
  Class C Interest Carryover Shortfalls                                                                          -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount                                             -             -           -            -
  Class A Note Principal Loss Amount/Class A Note Principal               -             -           -            -
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount                                                         -
  Class C Covered and Uncovered Loss Amount                                                                      -
  Class B Note Principal Loss Carryover Shortfall                                                   -
  Class C Note Principal Loss Carryover Shortfall                                                                -
  Certificate Principal Loss Amount/Certificate Principal                                                        -
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
    Total Distributions of Interest                            5,375,000.00  4,472,125.00  365,750.00   379,500.00

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                   -             -           -            -
  Principal Distribution to A-5, B and C Notes                                                      -            -
  Principal Distribution to Certificates
     Total Distributions of Principal                                     -             -           -            -

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                                       -             -           -            -
  Current Period Increase (Decrease)                                      -             -           -            -
  Ending Balance                                                          -             -           -            -
Note/Certificate Principal Loss Amount
  Beginning Balance                                                       -             -           -            -
  Current Period Increase (Decrease)                                      -             -           -            -
  Ending Balance                                                          -             -           -            -




                                                               Certificate   Transferor Interest
                                                                 Balance           Balance
------------------------------------------------------------------------------------------------
COLLECTIONS:
Interest
  Scheduled Interest Collections                                                44,256.97

  Interest Related To Prepayments in Full                                          605.21
  Interest Related To Full Term and Over Term Payoffs                                3.30
  Interest Related to Reallocation Payments                                          6.32
  Excess Liquidation Processes                                                          -
  Recoveries                                                                       564.70
     Available Interest                                                         45,436.50
Principal
  Scheduled Principal Collections                                               58,318.64
  Prepayments in Full                                                           23,578.88
  Full Term and Over Term Payoffs                                                1,756.14
  Reallocation Payment                                                             556.27
  Net Liquidation Proceeds                                                       8,501.76
     Available Principal                                                        92,711.70

Withdrawal from Reserve Fund
Total of Sources for Distribution

Distributions:
Interest
  Transferor interest                                                           40,605.42
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest
  Class C Interest
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's fee                                                                 4,831.08
  Unpaid Servicer's Fees Related to Prior Collection Periods                            -
  Reserve Fund Deposit                                                     -
  Certificate Interest                                                     -
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal
  Carryover Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)                 -
  Excess Interest to Transferor                                                         -
    Total Distributions of Interest                                       -     45,436.50

Principal
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                         92,711.70
  Principal Distribution to A-5, B and C Notes
  Principal Distribution to Certificates                                  -
     Total Distributions of Principal                                     -     92,711.70

Note/Certificate Interest Carryover Shortfalls
  Beginning Balance                                            9,427,929.95
  Current Period Increase (Decrease)                           1,267,178.97
  Ending Balance                                              10,695,108.92
Note/Certificate Principal Loss Amount
  Beginning Balance                                            3,646,723.84      7,308.06
  Current Period Increase (Decrease)                             697,717.97      1,398.23
  Ending Balance                                               4,344,441.81      8,706.30


                                                                    Securities     Class A 1       Class A 2       Class A 3
                                                       Total     Balance (99.8%)    Balance         Balance         Balance
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                          22,718,248.47    22,672,811.97               -    1,734,729.42    2,033,333.33
  Principal Distributions                         46,355,850.14    46,263,138.44               -   46,263,138.44               -
     Total Distributions                          69,074,098.61    68,935,950.41               -   47,997,867.86    2,033,333.33

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)       3,300,158,606.28
  Initial Note/Certificate Balance                              3,293,558,289.00  380,000,000.00  360,000,000.00  400,000,000.00
  Percent of ANIV                                                         99.80%          11.51%          10.91%          12.12%
  Class Allocation Percentage                                                             12.89%          12.22%          13.57%
  Note/Certificate Factor                                                                  1.00            1.00            1.00
  Note/Certificate Rate                                                                   5.445%          5.875%          6.100%
  Servicer Advance                                         -
  Servicer Payahead                               7,383,934.30
  Number of Contracts                                  172,598
  Weighted Average Lease Rate                            6.29%
  Weighted Average Lease Rate (Discounted)               9.05%
  Weighted Average Remaining Term                        30.48
  Servicing Fee Percentage                               1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)       2,898,646,098.37
  Note/Certificate Balance                                      2,892,848,806.19              -   342,897,785.63  400,000,000.00
  Percent of ANIV                                                         99.80%           0.00%          11.83%          13.80%
  Class Allocation Percentage                                                              0.00%          13.45%          15.69%
  Note/Certificate Factor                                                                  0.00            0.95            1.00
  Servicer Advance                                1,138,665.41
  Servicer Payahead                               7,278,671.20
  Number of Contracts                                  163,334
  Weighted Average Lease Rate                            6.28%
  Weighted Average Lease Rate (Discounted)               9.04%
  Weighted Average Remaining Term                        22.53
  Servicing Fee Percentage                               1.00%
  Number of Days in the Accrual Period                                                       29              29              30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)       2,851,612,142.63
  Note/Certificate Balance                                      2,845,908,918.44              -  296,634,647.19  400,000,000.00
  Percent, of ANIV                                                        99.80%           0.00%         10.40%           14.03%
  Class Allocation Percentage                                                              0.00%         11.85%           15.98%
  Note/Certificate Factor                                                                  0.00           0.82             1.00
  Servicer Advance                                  937,208.76
  Servicer Payahead                               8,367,393.53
  Number of Contracts                                  162,290
  Weighted Average Lease Rate                            6.28%
  Weighted Average Lease Rate (Discounted)               9.04%
  Weighted Average Remaining Term                        21.55
  Servicing Fee Percentage                               1.00%
  Number of Days in the Accrual Period                                                       31              31              30



                                                       Class A 4        Class A 5       Class B        Class C
                                                        Balance          Balance        Balance        Balance
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                              5,375,000.00     4,472,125.00     365,750.00     379,500.00
  Principal Distributions                                        -                -              -              -
     Total Distributions                              5,375,000.00     4,472,125.00     365,750.00     379,500.00

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                 1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Percent of ANIV                                            30.30%          24.45%          2.00%          2.00%
  Class Allocation Percentage                                33.93%          27.38%        100.00%        100.00%
  Note/Certificate Factor                                     1.00            1.00           1.00           1.00
  Note/Certificate Rate                                      6.450%          6.650%         6.650%         6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)            1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Note/Certificate Balance                                   34.50%          27.84%          2.28%          2.28%
  Percent of ANIV                                            39.22%          31.65%        100.00%        100.00%
  Class Allocation Percentage                                 1.00            1.00           1.00           1.00
  Note/Certificate Factor
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30              30             30            30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                         1,000,000,000.00  807,000,000.00  66,000,000.00  66,000,000.00
  Percent, of ANIV                                           35.07%          28.30%          2.31%          2.31%
  Class Allocation Percentage                                39.94%          32.23%        100.00%        100.00%
  Note/Certificate Factor                                     1.00            1.00           1.00           1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                           30             30             30            30




                                                                Certificate    Transferor Interest
                                                                  Balance            Balance
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                                   -      45,436.50
  Principal Distributions                                                  -      92,711.70
     Total Distributions                                                   -     138,148.20

ORIGINAL DEAL PARAMETER
  Aggregate Met Investment Value (ANIV)
  Initial Note/Certificate Balance                            214,558,289.00   6,600,317.28
  Percent of ANIV                                                      6.50%          0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                              1.00
  Note/Certificate Rate                                               6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    210,951,020.56   5,797,292.18
  Percent of ANIV                                                      7.28%          0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                               0.98
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                    30

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    210,274,271.25   5,703,224.19
  Percent, of ANIV                                                     7.37%          0.20%
  Class Allocation Percentage                                        100.00%
  Note/Certificate Factor                                               0.98
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30
